Dear Shareholders:
--------------------------------------------------------------------------------
    While gold bullion was down by 5.01% in U.S. dollar terms during 1996, when measured in South African rand terms gold bullion actually showed an increase of 21.9% due to the extreme weakness of that country's currency. The high sensitivity of gold company earnings to the local gold price was reflected in part by the local price action of the South African gold shares which showed a gain of 12.07% as measured by the unmanaged Johannesburg All Gold Index. Unfortunately, that gain was transformed into a loss of 12.67% when translated back into U.S. dollars. Historically, the magnified impact on earnings of a higher local gold price caused by a weaker currency has more than compensated for currency translation losses. This time, however, the local share gains fell short of the currency losses. Local investors, who would normally flock to the shares for protection against a weak currency, were still concerned about productivity problems among the South African gold producers. Meanwhile, outside investors had their eyes fixed on the downtrend in dollar gold prices.

    During the year Lexington Strategic Investments Fund produced a negative return of 11.07%* which was slightly better than the negative return of 12.67% produced by the unmanaged Johannesburg All Gold Index measured in U.S. dollars.

    A trip to South Africa in October provided an opportunity to find out what managements have been doing in order to improve productivity. Encouragement was provided for investors with productivity related incentive programs having a marked effect on production at selected operations. These programs are now being extended to other mines. Also, two major consolidations have taken place, Avgold and Evander, with the prospect for exciting merger savings. Unfortunately, these two consolidations have constricted the number of investment choices available among the gold shares. Also, it appears that there will be further consolidations in the future. We have therefore decided to expand the investment horizons of the Fund to include limited participation in gold producers active in gold production and exploration in the African continent but outside of South Africa itself. This gives the Fund participation in the growing production in that region of the world. Already, a number of the South African mining houses have decided to pursue this route in order to achieve production growth. We are excited about this added dimension to the Fund' s investment horizons.

    We appreciate your continued support and welcome the opportunity to discuss any questions you may have about your investment.


Sincerely,






Robert W. Radsch                           Robert M. DeMichele
Portfolio Manager                          President
February, 1997                             February, 1997


*-16.21% and 3.34% are the one year and since commencement (1/2/92) average annual standard total returns, respectively, for the period ended December 31, 1996. Prior to January, 1992 the Fund was managed by a different investment adviser. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. These calculations include the maximum 5.75% initial sales charge and assume reinvestment of dividends and capital gains at net asset value. Total return represents past performance and is not predictive of future results.

Lexington Strategic Investments Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1996 (unaudited)

  Number of                                                                       Value
    Shares                             Security                                  (Note 1)
-------------------------------------------------------------------------------------------
             GOLD MINING COMMON STOCKS: 96.2%
             Ghana: 1.8%
   63,000    Ashanti Goldfields Company, Ltd. ................................. $   779,625
                                                                                -----------
             South Africa: 91.9%
   23,800    Anglovaal, Ltd. "N" ..............................................     702,171
  842,706   *Avgold, Ltd. .....................................................   2,215,989
  220,800    Beatrix Mines, Ltd. ..............................................   1,380,739
1,127,500    Blyvooruitzicht Gold Mining Company, Ltd. ........................   1,144,977
4,009,000   *Consolidated Mining Corporation, Ltd. ............................     599,958
   50,200    DeBeers Consolidated Mining Company, Ltd. ........................   1,440,803
  157,800    Driefontein Consolidated, Ltd. ...................................   1,661,498
   70,000   *Durban Roodepoort Deep, Ltd. .....................................     523,785
   67,400   *Durban Roodepoort Deep, Ltd. (Options)                                 237,755
   67,400    Durban Roodepoort Deep, Ltd. (Preferred shares) ..................     576,377
  359,900    East Rand Gold & Uranium Company, Ltd. ...........................     623,237
  400,000   *Eastvaal Gold Holdings, Ltd. .....................................     538,750
  374,600    Elandsrand Gold Mining Company, Ltd. .............................   1,841,968
  127,900    Evander Gold Mines, Ltd.  1,066,404
   50,000    Free State Consolidated Gold Mines, Ltd. .........................     366,115
  145,000    Free State Consolidated Gold Mines, Ltd. (ADR) ...................   1,042,188
   52,000    Gold Fields of South Africa, Ltd. ................................   1,434,101
  359,700    Grootvlei Proprietary Mines, Ltd. ................................     592,131
  147,720   *Harmony Gold Mining, Ltd. ........................................   1,223,764
  800,000   *HJ Joel Mining Company, Ltd. .....................................     790,166
   50,000    Impala Platinum Holdings, Ltd. ...................................     499,733
  263,316    JCI, Ltd. ........................................................   2,589,534
1,415,900   *Lebowa Platinum Mines, Ltd. ......................................     908,114
  200,000   *New East Daggafontein Mines, Ltd. ................................     555,853
  850,000   *Oryx Gold Holdings, Ltd. .........................................   1,264,779
  239,700    Randfontein Estates Gold Mining Company Witwatersrand, Ltd.(ADR) .  1,240,138
  304,500   *Randgold and Exploration Company, Ltd. ...........................   2,066,891
      630   *Rustenburg Platinum Holdings, Ltd. (ADR) .........................       8,592
   75,000    Southvaal Holdings, Ltd ..........................................   2,188,671
  100,900    St. Helena Gold Mines, Ltd. ......................................     668,712
   37,200    Vaal Reefs Exploration & Mining Company, Ltd. ....................   2,385,892
  197,700    Western Areas Gold Mining Company, Ltd. ..........................   2,726,170
   61,500    Western Deep Levels, Ltd. ........................................   1,883,460
   11,200    Western Deep Levels, Ltd. (ADR) ..................................     333,900
                                                                                -----------
                                                                                 39,323,315
                                                                                -----------

Lexington Strategic Investments Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1996 (unaudited) (continued)

  Number of
  Shares or
  Principal                                                                       Value
   Amount                              Security                                  (Note 1)
-------------------------------------------------------------------------------------------
             United Kingdom: 2.5%
  500,000    Lonrho Plc ....................................................... $ 1,065,284
                                                                                -----------

             TOTAL GOLD MINING COMMON STOCKS
               (cost $48,913,476) .............................................  41,168,224
                                                                                -----------

             CONVERTIBLE DEBENTURES: 1.9%
             South Africa: 1.9%
 $352,822    Avgold Convertible Debenture, 11.25% due 1/1/97 (cost $291,628) ..     822,183
                                                                                -----------

             SHORT-TERM INVESTMENTS: 4.2%
1,800,000    Federal Home Loan Mortgage Corporation
               5.4% due 01/02/97 (cost $1,799,730) ............................   1,799,730
                                                                                -----------

             TOTAL INVESTMENTS: 102.3% (cost $51,004,834+) (Note 1) ...........  43,790,137
             Liabilities in excess of other assets: (2.3%) ....................  (1,015,781)
                                                                                -----------

             TOTAL NET ASSETS: 100.0% (equivalent to $2.28 per share
               on 18,799,473 shares outstanding) .............................. $42,774,356
                                                                                ===========

 ADR - American Depository Receipt.
*Non-income producing securities.
+Aggregate cost for Federal income tax purposes is $51,606,292.

   The Notes to Financial Statements are an integral part of this statement.

Lexington Strategic Investments Fund, Inc.
Statement of Assets and Liabilities
December 31, 1996 (unaudited)

Assets

Investments, at value (cost $51,004,834) (Note 1) ....................................... $ 43,790,137
                                                                                          ------------
Cash ....................................................................................       88,158
Receivable for shares sold ..............................................................       87,594
Dividends and interest receivable .......................................................       47,350
                                                                                          ------------
    Total Assets ........................................................................   44,013,239
                                                                                          ------------
Liabilities

Due to Lexington Management Corporation (Note 2) ........................................       33,566
Payable for shares redeemed .............................................................      961,989
Distributions payable ...................................................................       86,976
Accrued expenses ........................................................................      156,352
                                                                                          ------------
    Total Liabilities ...................................................................    1,238,883
                                                                                          ------------

Net Assets (equivalent to $2.28 per share on 18,799,473 shares outstanding) (Note 3) .... $ 42,774,356
                                                                                          ============

Net Assets consist of:
Capital stock-authorized 1,000,000,000 shares, $.001 par value per share ................ $     18,799
Additional paid-in capital ..............................................................   98,927,636
Distributions in excess of net investment income (Note 1) ...............................     (330,757)
Accumulated net realized loss on investments and foreign currency transactions (Note 1) .  (48,626,426)
Unrealized depreciation of investments and foreign currency transactions ................   (7,214,896)
                                                                                          ------------
    Total Net Assets .................................................................... $ 42,774,356
                                                                                          ============
Net Asset Value, redemption price per share .............................................        $2.28
                                                                                                 =====

Offering price per share (100/94.25 of $2.28 adjusted to nearest cent) ..................        $2.42
                                                                                                 =====

   The Notes to Financial Statements are an integral part of this statement.

(left column)

Lexington
Strategic Investments Fund, Inc.
Statement of Operations
Six months ended December 31, 1996 (unaudited)

Investment Income
  Dividends ................................  $   622,526
  Interest .................................       76,295
                                              -----------
                                                  698,821
  Less: foreign tax expense ................        2,193
                                              -----------
    Total investment income ................                       $    696,628

Expenses
  Investment advisory fees
    (Note 2) ...............................      254,014
  Transfer agent and
    shareholder servicing
    expense (Note 2) .......................      144,420
  Printing and mailing expenses ............       51,158
  Custodian expense ........................       38,407
  Accounting expenses (Note2) ..............       25,665
  Amortization of deferred
    reorganization costs (Note 1) ..........       14,129
  Professional fees ........................       12,518
  Registration fees ........................       12,373
  Computer processing fees .................       12,303
  Directors fees and expenses ..............        8,149
  Other expenses ...........................       27,986
                                              -----------
    Total expenses .........................                            601,122
                                                                   ------------
      Net investment income ................                             95,506

Realized and Unrealized Gain
  (Loss) on Investments (Note 4)
  Net realized gain (loss) on:
    Investments ............................    1,558,377
    Foreign currency
      transactions .........................      (20,702)
                                              -----------
        Net realized gain ..................                          1,537,675
  Net change in unrealized
    appreciation on:
    Investments ............................  (11,789,920)
    Foreign currency
      translations of other
      assets and liabilities ...............        4,775
                                              -----------
    Net change in unrealized
      appreciation .........................                        (11,785,145)
                                                                   ------------
      Net realized and
        unrealized loss ....................                        (10,247,470)
                                                                   ------------
Decrease in Net Assets Resulting
  from Operations ..........................                       $(10,151,964)
                                                                   ============

(right column)

Lexington
Strategic Investments Fund, Inc.
Statements of Changes in Net Assets

                                                   Six months
                                                      ended            Year
                                                   December 31,        ended
                                                       1996           June 30,
                                                   (unaudited)          1996
                                                   -----------      -----------
Net investment income ..........................   $    95,506      $   395,188
Net realized gain on
  investments and foreign
  currency transactions ........................     1,537,675        3,521,548
Net change in unrealized
  appreciation oninvestments and foreign
  currency translations ........................   (11,785,145)      10,372,701
                                                   -----------      -----------
    Net Increase (decrease) in
      net assets resulting
      from operations ..........................   (10,151,964)      14,289,437
  Distributions to shareholders
    from net investment income .................      (768,498)        (731,482)
  Decrease in net
    assets from capital share
    transactions (Note 3) ......................    (4,469,403)     (49,452,448)
                                                   -----------      -----------
      Net decrease in net assets ...............   (15,389,865)     (35,894,493)
Net Assets
  Beginning of period ..........................    58,164,221       94,058,714
                                                   -----------      -----------
  End of period (including
    distributions in excess of net
    investment income of
    $330,757 and undistributed
    net investment income of
    $342,235, respectively) ....................   $42,774,356      $58,164,221
                                                   ===========      ===========

  The Notes to Financial Statements are an integral part of these statements.

Lexington Strategic Investments Fund, Inc.
Notes to Financial Statements
December 31, 1996 (unaudited) and June 30, 1996

1.  Significant Accounting Policies

Lexington Strategic Investments Fund, Inc. (the "Fund") is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is capital appreciation. The investment concentration is currently in the common stock of gold and other precious metals mining companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Investments Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market and bullion are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

    Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations. There were no forward foreign currency exchange contracts outstanding at December 31, 1996.

    Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

    Distributions Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At June 30, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax

Lexington Strategic Investments Fund, Inc.
Notes to Financial Statements
December 31, 1996 (unaudited) and June 30, 1996 (continued)

1.  Significant Accounting Policies (continued)

differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

    Deferred   Reorganization   Expenses   Reorganization  expenses  aggregating
$140,435 have been fully amortized as of December 31, 1996.

    Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fee and Other Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets up to $30 million and at an annual rate of 0.75% thereafter. The investment advisory contract provides that the total annual expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are offered for sale. No reimbursement was required for the six months ended December 31, 1996.

    The Fund also reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $52,831, which were incurred by the Fund, but paid by LMC.

3. Capital Stock

Transactions in capital stock were as follows:

                                                               Six months ended
                                                              December 31, 1996                      Year ended
                                                                 (unaudited)                        June 30, 1996
                                                       ------------------------------        -----------------------------
                                                         Shares             Amount             Shares            Amount
Shares sold                                            22,510,279        $ 60,333,259        67,142,109        191,811,160
Shares issued on reinvestment of dividends                304,015             680,994           237,847            623,166
                                                      -----------         -----------        -----------      ------------
                                                       22,814,294          61,014,253        67,379,956        192,434,326
Shares redeemed                                       (24,712,611)        (65,483,656)       (84,083,047)     (241,886,774)
                                                      -----------         -----------        -----------      ------------
Net decrease                                           (1,898,317)         (4,469,403)       (16,703,091)     $(49,452,448)
                                                      ===========         ===========        ===========      ============


4.  Purchases and Sales of Investment Securities

The cost of purchases and proceeds from sales of securities for the six months ended December 31, 1996, excluding short-term securities, were $24,021,799 and $28,286,437, respectively.

    At December 31, 1996, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $4,394,372 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $11,609,268.

Lexington Strategic Investments Fund, Inc.
Notes to Financial Statements
December 31, 1996 (unaudited) and June 30, 1996 (continued)

5. Investment and Concentration Risks

     The Fund makes significant investments in foreign securities and has a policy of investing in precious metals and in the securities of companies engaged in the exploration, mining, processing, fabrication and distribution of natural resources. There are certain risks involved in investing in foreign securities or concentrating in specific industries that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from potentially adverse political and economic developments as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws, all of which could affect the market and/or credit risk of the investments.

Lexington  Strategic  Investments Fund, Inc.
Financial  Highlights

Selected per share data for a share outstanding  throughout the period:

                                                  Six months
                                                     ended                      Year ended June 30,
                                                  December 31,    ---------------------------------------------
                                                      1996          1996         1995         1994         1993
                                                  (unaudited)       ----         ----         ----         ----
                                                  -----------
Net asset value, beginning of period                 $2.81         $2.51        $2.48        $2.30        $1.26
                                                     -----         -----        -----        -----        -----
Income (loss) from investment operations:
  Net investment income .........................     0.01           .02          .04          .04          .03
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions ................................    (0.50)          .31          .03          .18         1.01
                                                     -----         -----        -----        -----        -----
Total income (loss) from investment
  operations ....................................    (0.49)          .33          .07          .22         1.04
                                                     -----         -----        -----        -----        -----
Less distributions:
  Dividends from net investment income ..........    (0.04)         (.03)        (.04)        (.04)           -
                                                     -----         -----        -----        -----        -----
Net asset value, end of period ..................    $2.28         $2.81        $2.51        $2.48        $2.30
                                                     =====         =====        =====        =====        =====
Total return** ..................................  (31.46%)*      13.02%        2.47%        9.26%        82.54%
Ratios to average net assets:
  Expenses, before reimbursement
    or waivers ..................................     2.13%*        1.77%        1.70%        1.76%         3.76%
  Expenses, net of reimbursement
    or waivers ..................................     2.13%*       1.77%        1.70%        1.76%         2.78%
  Net investment income, before
    reimbursement or waivers ....................     0.34%*        .44%        1.54%        2.00%         2.05%
  Net investment income .........................     0.34%*        .44%        1.54%        2.00%         3.03%
Portfolio turnover ..............................    91.79%*      84.44%      115.91%       25.66%         4.80%
Average commissions paid on equity
  security transactions*** ......................     $0.01        $0.03            -            -             -
Net assets, end of period (000's omitted) .......   $42,774      $58,164      $94,059      $73,500       $43,816

  *Annualized
 **Sales load is not reflected in total return.
***In accordance with recent SEC disclosure guidelines, the average commissions are calculated, for the year ended in 1996 and forward, but not for prior periods.

(left column)

Lexington Strategic
Investments Fund, Inc.

Investment Adviser
-----------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Distributor
-----------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


        ---------------------------------------------
          All shareholder requests for services of any kind should be sent to:

          Transfer Agent
        ---------------------------------------------
          STATE STREET BANK AND
          TRUST COMPANY
          c/o National Financial Data Services
          1004 Baltimore
          Kansas City, Missouri 64105

          Or call toll free:
          Service and Sales: 1-800-526-0056
          24 Hour Account Information:
          1-800-526-0052
        ---------------------------------------------

This report has been prepared for the information of the shareholders of Lexington Strategic Investments Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.


              --------------------------------

                          LEXINGTON

              --------------------------------



              --------------------------------
                          LEXINGTON
                          STRATEGIC
                         INVESTMENTS
                         FUND, INC.

                        (filled box)

                 Seeks capital appreciation.
                   The Fund's investments
                   are concentrated in the
                    common stock of gold
                  and other precious metals
                  mining companies located
              in the Republic of South Africa.

                        (filled box)

                     SEMI-ANNUAL REPORT
                      DECEMBER 31, 1996

              --------------------------------